UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 22, 2007

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XSTREAM BEVERAGE NETWORK, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	33-30158-A	05-0547629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East Las Olas Blvd., Suite 830, Ft. Lauderdale, FL  33301

(Address of Principal Executive Offices) (Zip Code)

(954) 463-9119

(Registrant’s Telephone Number, Including Area Code)

2 South University Drive, Suite 220, Plantation, FL  33324

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 20, 2007, Mr. Ted Farnsworth resigned as Chief Executive Officer and President, while retaining his position as Chairman of the Board. Mr. Ronald Ratner will succeed Mr. Farnsworth as Chief Executive Officer and President. Mr. Ratner’s compensation remains in negotiations with the Company at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XSTREAM BEVERAGE NETWORK, INC.

By:	/s/ THEODORE FARNSWORTH
Theodore Farnsworth, Chairman

DATED:  June 22, 2007

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